SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 30, 2003

Anika Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	000-21326	04-3145961
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file Number)	(I.R.S. Employer Identification No.)

160 New Boston Street, Woburn, Massachusetts		01801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 932-6616

ITEM 7:  FINANCIAL STATEMTENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)          Exhibits

Exhibit 99.1 — Press Release of Anika Therapeutics, Inc. dated July 30, 2003.

ITEM 9:  REGULATION FD DISCLOSURE.

This Form 8-K is being furnished to report information pursuant to Item 12 - Results of Operations and Financial Conditions in accordance with the interim guidance provided by the SEC pursuant to SEC Release No. 33-8216 and 34-47583.  On July 30, 2003, Anika Therapeutics, Inc. issued a press release (“Press Release”) announcing its financial results for the second quarter of 2003.  A copy of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in Woburn, Massachusetts on July 30, 2003.

ANIKA THERAPEUTICS, INC.

July 30, 2003	By:	/s/ Charles H. Sherwood
Charles H. Sherwood, Ph.D. Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Anika Therapeutics, Inc. dated July 30, 2003